Supplement to the current prospectus

MFS® Emerging Markets Equity Fund

Effective immediately, the sub-section entitled “Portfolio Manager(s)” under the main heading “Management of the Fund” is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund’s SAI.  Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Jose Luis Garcia	Portfolio Manager	2008	Investment Officer of MFS; employed in the investment area of MFS since 2002.
Robert Lau	Portfolio Manager	June 2009	Investment Officer of MFS; employed in the investment area of MFS since 2001.

The date of this supplement is April 7, 2010.